UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 09, 2026

IonQ, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39694	85-2992192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Campus Drive
College Park, Maryland		20740
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301 298-7997

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IONQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 9, 2026, IonQ, Inc., a Delaware corporation (the “Company”), Espresso Acquisition Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the “Merger Sub”), Elisity, Inc., a Delaware corporation (“Elisity”), and Fortis Advisors LLC, solely in its capacity as the representative of the securityholders, entered into an Agreement and Plan of Merger (the “Agreement”) pursuant to which the Company has agreed to acquire all of the issued and outstanding shares of Elisity (the “Transaction”).

Pursuant to the terms of the Agreement and subject to the satisfaction or waiver of certain conditions set forth in the Agreement, the aggregate consideration payable by the Company to Elisity’s securityholders at the closing (the “Closing”) of the Transaction (the “Closing Consideration”) consists of a number of shares of the Company’s common stock, par value $0.0001 per share (each, a “Share”), with a value of $1,150,000,000. The Closing Consideration will be reduced by any leakage (other than customary permitted leakage exceptions) incurred by Elisity since July 31, 2026, as further described in the Agreement. The final number of Shares to be issued as Closing Consideration will be calculated using the volume-weighted average price for Shares for the 20 trading days immediately preceding, but not including, the third business day prior to the date of the Closing, but will not be more than $49.61 per Share, nor less than $33.07 per Share (the “Common Stock Price”). In addition to the Closing Consideration, Elisity’s securityholders will be eligible to receive a number of Shares with a value of up to an additional $150,000,000 of consideration, calculated using the Common Stock Price (the “Earnout Consideration” and, together with the Closing Consideration, the “Merger Consideration”), based on certain revenue milestones achieved by Elisity from August 1, 2026 to January 31, 2028.

Under the Agreement, the Company has also agreed to establish a retention pool for continuing employees of Elisity consisting of a number of restricted stock units with respect to Shares (“RSUs”) determined by dividing $100,000,000 by the Common Stock Price. The RSUs will be granted following the Closing, will vest over four years and are in addition to the Merger Consideration.

The Agreement contains customary representations, warranties, covenants and other obligations and rights of the parties thereto. The Agreement also specifies the treatment of outstanding Elisity options and equity awards in connection with the Transaction. The parties to the Agreement have also agreed to various customary covenants and agreements, including, among others, for Elisity to conduct, subject to certain exceptions, its business in the ordinary course consistent with past practice during the period between the execution of the Agreement and the Closing.

The completion of the Transaction is subject to the satisfaction of customary closing conditions, including, among other things, the absence of any governmental law or order that makes the Transaction illegal or otherwise prohibits or prevents its consummation; the obtainment, expiration or termination (as applicable) of certain regulatory approvals imposed by governmental entities; the accuracy of the representations and warranties made by the parties to the Agreement (subject to customary materiality thresholds); the absence of a material adverse effect on Elisity; and the authorization for listing on the New York Stock Exchange of the Shares to be issued as Closing Consideration.

The Agreement may be terminated under certain circumstances, including, but not limited to, by mutual written agreement of the Company and Elisity and, subject to certain conditions, if the Closing shall not have occurred by January 7, 2027.

The foregoing description of the Transaction and the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Agreement has been filed to provide investors and securityholders with information regarding its terms. The Agreement is not intended to provide any other factual or financial information about the Company, Elisity or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement and as of specific dates; were solely for the benefit of the parties to the Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures, and may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company, Elisity or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K related to the Shares to be issued as consideration for the Transaction is incorporated herein by reference. The Shares will be issued pursuant to one or more exemptions from registration under the Securities Act of 1933, as amended (the “Securities Act”), including those provided by

Section 4(a)(2) of the Securities Act and Regulation D and Regulation S promulgated under the Securities Act.

Item 7.01 Regulation FD Disclosure.

On October 12, 2026, the Company issued a press release announcing its entry into the Agreement. A copy of the press release has been furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information provided pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*

Agreement and Plan of Merger, dated as of October 9, 2026, by and among IonQ, Inc., Espresso Acquisition Sub, Inc., Elisity Inc. and Fortis Advisors LLC, solely in its capacity as the representative of the securityholders.

99.1	Press Release announcing the signing of the Agreement, dated October 12, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedules and/or exhibits to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IonQ, Inc.

Date:	October 13, 2026	By:	/s/ Paul T. Dacier
Paul T. Dacier Chief Legal Officer and Corporate Secretary